Income tax benefit - Reconciliation of income tax (Details) - DKK DKK in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Income tax benefit
Net loss for the year before tax	DKK (277,771)	DKK (159,410)	DKK (119,832)
Tax rate	22.00%	22.00%	23.50%
Expected tax expenses/(benefit)	DKK (61,110)	DKK (35,070)	DKK (28,161)
Adjustment for nondeductible expenses	62	100	54
Adjustment for exercised warrants	1,732	36	(8,357)
Reduction of corporate tax rate from 23.5% to 22%	0	0	1,558
Tax effect on exercise of warrants	(688)	(2,864)	(318)
Tax effect on expired warrants	4,407	0	6,500
Change in tax assets (not recognized)	50,097	32,298	22,849
Total income tax benefit	DKK (5,500)	DKK (5,500)	DKK (5,875)